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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): {May 24th, 2023}

Authentic Holdings, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	000-52047	11-3746201
(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identiﬁcation No.)

50 Division Street, Suite 501, Somerville, NJ., 08876

(Address of principal executive oﬃces) (Zip Code)

732-695-4389

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

The registrant may, at its option, disclose under this Item 8.01 any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders. The registrant may, at its option, ﬁle a report under this Item 8.01 disclosing the nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 through 243.103).

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Index to Exhibits

EXHIBIT 1.01	Letter of Intent to Acquire Goliath Motion Picture Productions, Inc
EXHIBIT 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Authentic Holdings, Inc.

Date: May 24th, 2023	By:	/s/ Chris H Giordano
President

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Exhibit No.	Description

1.01	Letter of Intent to Acquire Goliath Motion Picture Promotions, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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